LENED, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD

                              DECEMBER 18, 1997


TO ALL STOCKHOLDERS:

          YOU ARE HEREBY NOTIFIED THAT THE 1997 ANNUAL MEETING OF THE STOCKHOLDERS OF LENED, INC. (THE "COMPANY") WILL BE HELD AT THE OFFICES OF HARRIET HARKAVY, ESQ., SUITE 2310, 317 MADISON AVENUE, NEW YORK, NEW YORK ON DECEMBER 18, 1997 AT 10:00 A.M., FOR THE FOLLOWING PURPOSES:

1. To elect four (4) Directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualify.

2. To consider and act upon the selection of the firm of Stuart M. Fried, C.P.A. as independent auditors of the Company.

3. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on November 4, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. Accordingly, only stockholders of record on such date will be entitled to vote at the meeting.

     Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy sheet to assure representation of your shares and a quorum of the meeting. You may revoke your proxy at any time before it is voted, by written notice to the Company before the meeting or by attending the meeting and voting.


                              By Order of the Board of Directors


                              Joseph Flusfeder
                              Secretary


Dated:  November 4, 1997

                                  MANAGEMENT

                               PROXY STATEMENT

                     1997 ANNUAL MEETING OF STOCKHOLDERS
                                OF LENED, INC.

                         TO BE HELD DECEMBER 18, 1997


          This statement is furnished in connection with the solicitation by LENED, INC. (the "Company") of proxies to be voted at the 1997 Annual Meeting of Stockholders, to be held on December 18, 1997 at 10:00 a.m. at the offices of Harriet Harkavy, Esq., 317 Madison Avenue, New York, New York, or at any adjournment thereof. The Company's principal office is at 16 Schoolhouse Lane, Morristown, New Jersey 07960.

          The approximate date of the mailing of this Proxy Statement is November 20, 1997. A stockholder who submits a proxy on the accompanying form has the power to revoke it by written notice of revocation received by the Company at any time before it is voted. All properly executed proxies will be voted as specified in the proxy. Unless authority to vote is withheld or a contrary choice is specified, proxies will be voted in favor of the proposals. Although a stockholder may have given a proxy, such stockholder may nevertheless attend the meeting, revoke his proxy and vote in person.

          Stockholders of record at the close of business on November 4, 1997 will be entitled to receive notice of and vote at the meeting. Each share of stock is entitled to one vote.

          A copy of the financial statement of the Company as at September 30, 1997 is enclosed.

                              VOTING SECURITIES

          The Company had 200 shares of Class A Common Stock and 18,758 shares of Class B Common Stock outstanding and entitled to vote as of the record date, November 4, 1997. Holders of Common Stock are entitled to one vote per share on all matters to be brought before the meeting.

                              SECURITY OWNERSHIP

          Set forth below is the number of shares of each class of the Company's Common Stock and the percentage of total outstanding shares beneficially owned by each Director of the Company, all Directors and Officers as a group and all persons beneficially owning 5% or more of the Company's Common Stock as of November 4, 1997.

                                  Class A    % of    Class B   % of
          Name                    Shares     Class   Shares    Class
          ----                    -------    -----   -------   -----

Leonard Palmer                     100        50%    8,908(1)  47.5%
Joseph Flusfeder                   100        50%    8,909(2)  47.5%
Mark M. Byron                        -                  -
Stephen M. Siegel                    -                    1

All Directors and
Officers as a Group                200       100%   17,818     95.0%

(1) Includes 1490 shares owned by Paula Palmer, wife of Leonard Palmer, but does not include the 416 shares owned by the two children of Mr. Palmer. Mr. Palmer disclaims beneficial ownership of the shares owned by his wife and his two children.
(2) Includes 1491 shares owned by Lila Flusfeder, wife of Joseph Flusfeder, but does not include the 416 shares owned by the two children of Mr. Flusfeder. Mr. Flusfeder disclaims beneficial ownership of the shares owned by his wife and his two children.

Proposal 1.  ELECTION OF DIRECTORS.
-----------  ----------------------
          It is proposed that a Board of four (4) Directors be elected, each Director to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. It is the intention of the person named in the accompanying form of proxy to vote such proxy for the election of the persons listed below unless stockholders specifically indicate in their proxies their desire to withhold authority to vote for elections to office. The Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees. Each nominee who is deemed an "interested person" of the Company, as defined in the Investment Company Act of 1940 (the "Act"), is indicated by an asterisk. Mr. Flusfeder and Mr. Palmer are deemed "interested persons" of the Company because each is an officer of Lened, Inc. Each person listed below has consented to being named in the proxy and has indicated a willingness to serve as a Director if elected.

                                                    Shares of Common
                                                      Stock of the
                                       Director       Company on
     Name          Occupation    Age    Since       November 4, 1997
     ----          ----------    ---   --------     ----------------
Leonard          President        79    1/03/57     100 shares of Class A
 Palmer  *       of Lened,                        7,418 shares of Class B
                 Inc.

Joseph           Secretary        75    1/03/57     100 shares of Class A
 Flusfeder *     and                              7,418 shares of Class B
                 Treasurer
                 of Lened,
                 Inc.

Mark M.          President        67   11/30/83       0
 Byron           of New
                 Jersey Life
                 and Casualty
                 Associates

Stephen M.       President        72   11/30/83       1 share of Class B
 Siegel          of Town
                 Engineering
                 Corp.

          The Company's Board of Directors has no standing audit, nominating or compensation committee or any committee performing similar functions.

          Remuneration of Directors, Officers and Others
          ----------------------------------------------

          The Officers and Directors receive no compensation from their services.

Proposal 2.  RATIFICATION OR REJECTION OR SELECTION OF
-----------  INDEPENDENT AUDITORS
             -----------------------------------------

          The Investment Company Act of 1940 requires that the Company's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the Act) of the Company; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned on the right of the Company, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Board of Directors of the Company, including those Directors who are not "interested persons" of the Company, approved the selection of the firm of Stuart M. Fried, CPA for the present fiscal year by Unanimous Written Consent dated

November 4, 1997. Accordingly, the selection by the Company's Board of Directors of the firm of Stuart M. Fried, CPA as independent auditors for the present fiscal year ending September 30, 1998 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither the firm of Stuart M. Fried, CPA nor any partners thereof has a direct, or material indirect, financial interest in the Company or affiliates of the Company.

          The Board of Directors believes that the employment of the services of Stuart M. Fried, CPA for the current fiscal year would be in the best interests of the Company.

The Board of Directors, Including All "Non-Interested Directors", Recommends That Stockholders Vote "For" Ratification of the Selection of the Firm of Stuart M. Fried, CPA as Independent Auditors of the Company.

                                OTHER MATTERS
                                -------------

          The Board of Directors is not aware of any other matters which may come before the meeting. However, should any such matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

          The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Company may pay persons holding shares of the Company in their names or those of their nominees for their expenses in sending soliciting material to their principals.

          Proposals of stockholders intended to be presented at the next Annual Meeting of the Company must be received by the Company for inclusion in the Company's proxy statement relating to that meeting at the principal executive offices of the Company at 16 Schoolhouse Lane, Morristown, New Jersey 07960 not later than November 1, 1998.


                  NOTICE TO BANKS, BROKER/DEALERS AND VOTING
                         TRUSTEES AND THEIR NOMINEES
                  ------------------------------------------

          Please advise the Company, at 16 Schoolhouse Lane, Morristown, New Jersey, whether other persons are the beneficial owners of the shares for which proxies are being solicited from you and, if so, the number of copies of the proxy statement, other soliciting material and Annual Reports you wish to receive in order to supply copies to the beneficial owners of shares.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY SHEET IN THE ENCLOSED STAMPED ENVELOPE.


DATED: NOVEMBER 4, 1997

                                 LENED, INC.

                                    PROXY

                     1997 ANNUAL MEETING OF STOCKHOLDERS

        [THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS]


          The undersigned stockholder of LENED, INC. hereby appoints Harriet Harkavy and Raymond R. Monacelli, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Common Stock of LENED, INC. standing in the name of the undersigned at the close of business on November 4, 1997, at the 1997 Annual Meeting of Stockholders of the Company, to be held at the offices of Harriet Harkavy, Esq., Suite 2310, 317 Madison Avenue, New York, New York at 10:00 a.m. on December 18, 1997, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting, on the following matters:


     1) FOR [ ] WITHHOLD VOTE [ ] the election of all the following nominees for the Board of Directors to serve until the next Annual Meeting of Stockholders and until each successor is duly elected and qualified:

        Leonard Palmer                         Joseph Flusfeder

        Stephen M. Siegel                      Mark M. Byron

        To withhold authority to vote for any individual nominee, strike a line through the nominee's name. Unless authority to vote for all the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for every nominee whose name is not struck;


     2) FOR [ ] AGAINST [ ] WITHHOLD VOTE [ ] the selection of Stuart M. Fried, CPA as independent public auditors of the Company for the fiscal year 1997-98; and


     3) In their discretion, on any other matters which may properly come before the meeting or any adjournment thereof.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE PROPOSED DIRECTORS AND FOR ITEM 2.


          The undersigned hereby acknowledges receipt of the Annual Report to Stockholders, Proxy Statement, and Notice of Annual Meeting dated November 4, 1997.


                              Date _____________________, 1997


                              ________________________________

                              ________________________________

                              (Please sign exactly as your name appears on the stock certificate. If stock is registered in more than one name, each holder should sign. When signing as an administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the Proxy should be signed in full corporate or partnership name by a duly authorized officer or partner as applicable.)






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